UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 19, 2006

SOLAR ENERGY SOURCES INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-49891

(Commission File Number)

33-0860242

(IRS Employer Identification No.)

#1400-1500 West Georgia Street, Vancouver, British Columbia, V6G 2Z6

(Address of principal executive offices and Zip Code)

(604) 684-3027

Registrant's telephone number, including area code

The Electric Network.com Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective June 19, 2006, we changed our name from “The Electric Network.com Inc.” to “Solar Energy Sources Inc.” when we merged with our subsidiary, Solar Energy Sources Inc.

Our common stock will be quoted on the NASD Over-the-Counter Bulletin Board under the new symbol “SOES” which will be effective at the opening of the market on June 21, 2006. Our new CUSIP number is 834153 10 8. We changed the name of our company to better reflect the direction and business of our company.

Item 9.01 Financial Statements and Exhibits

3.1	Stamped Certificate of Ownership

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ELECTRIC NETWORK.COM INC.

/s/ John Veltheer

By: John Veltheer, President

June 21, 2006